UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 20, 2006
APPLICA INCORPORATED
(Exact name of Registrant as specified in its charter)
Commission File Number 1-10177

Florida	59-1028301

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3633 Flamingo Road, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 883-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 20, 2006, the United States District Court, Northern District of Ohio, Eastern Division denied all of the motions in the lawsuit filed on December 19, 2006 by NACCO Industries, Inc. against Applica, Harbinger Capital Partners and certain of its affiliates. The complaint alleged violations of various securities laws and regulations, and sought declaratory and injunctive relief, including, but not limited to, enjoining Applica from proceeding with the proposed merger with affiliates of Harbinger Capital Partners. Although the lawsuit remains pending, the Court has denied NACCO’s requests for a temporary restraining order, preliminary injunction and expedited proceedings.
     The decision paves the way for Applica to proceed with the special meeting of shareholders scheduled for December 28, 2006 for the purpose of approving the amended merger agreement between Applica and the affiliates of Harbinger Capital Partners, which provides for Applica shareholders to receive $6.50 per share in cash, without interest, upon consummation of the Harbinger Capital Partners merger.
     In connection with the proposed transaction with Harbinger Capital Partners, Applica has filed a definitive proxy statement, a proxy supplement and a Schedule 14d-9 recommendation statement with the SEC. Investors and security holders are urged to read the definitive proxy statement, the proxy supplement, the Schedule 14d-9 recommendation statement and any other relevant documents filed with the SEC in connection with the proposed transaction because they contain important information about Applica, the proposed transaction with Harbinger Capital Partners, the NACCO tender offer and related matters.
     Investors and security holders may obtain free copies of these documents as they become available through the website maintained by the SEC at www.sec.gov. In addition, the documents filed with the SEC may be obtained free of charge by directing such requests to Applica Incorporated, 3633 Flamingo Road, Miramar, Florida 33027, Attention: Investor Relations ((954) 883-1000), or from Applica Incorporated’s website at www.applicainc.com.
     Applica Incorporated and its directors, executive officers and certain other members of Applica management may be deemed to be participants in the solicitation of proxies from Applica shareholders with respect to the proposed transaction. Information regarding the interests of these officers and directors in the proposed transaction has been included in the proxy statement filed with the SEC. In addition, information about Applica’s directors, executive officers and members of management is contained in Applica’s most recent proxy statement and annual report on Form 10-K, which are available on Applica’s website and at www.sec.gov.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. A copy of the press release announcing the Court’s decision is attached as Exhibit 99 to this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 21, 2006	Applica Incorporated
	By:	/s/ Terry Polistina
Terry Polistina, Chief Operating Officer and Chief
Financial Officer of Applica Incorporated

Exhibit Index

Exhibit No.	Description
99	Applica Incorporated Press Release dated December 21, 2006

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